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                                                                    EXHIBIT 99.1


                                 THIRD AMENDMENT

                             TO FINANCING AGREEMENT

                  THIRD AMENDMENT, dated as of April 30, 2001 (this "Amendment"), to the Financing Agreement, dated as of August 15, 2000, as amended by the First Amendment dated as of November 8, 2000 and the Second Amendment dated as of November 16, 2000 (as so amended, the "Financing Agreement"), by and among Outsource International, Inc. (the "Parent"), Outsource International of America, Inc. ("OIA"), Outsource Franchising, Inc. ("OFI"), Guardian Employer East, LLC ("Guardian East"), Guardian Employer West, LLC ("Guardian West" and together with the Parent, OIA, OFI and Guardian East, each a "Borrower" and collectively, the "Borrowers"), each Subsidiary of the Parent (other than a Borrower) whose name appears on the signature pages thereof (each a "Guarantor" and collectively, the "Guarantors"), the financial institutions from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Ableco Finance LLC, as collateral agent for the Lenders (in such capacity, the "Collateral Agent"), and The CIT Group/Business Credit, Inc., as administrative agent for the Lenders (in such capacity, the "Administrative Agent" and together with the Collateral Agent, each an "Agent" and collectively, the "Agents").

                  WHEREAS, the Borrowers, the Guarantors, the Lenders and the Agents wish to amend certain terms and conditions of the Financing Agreement as hereafter set forth;

                  NOW, THEREFORE, the Borrowers, the Guarantors, the Lenders and the Agents hereby agree as follows:

                  1. DEFINITIONS. All terms which are defined in the Financing Agreement and not otherwise defined herein are used herein as defined therein.

                  2. REPAYMENT OF LOANS. Section 2.03(b) of the Financing Agreement is hereby amended in its entirety to read as follows:

                           "(b) The Term Loan A shall be repayable in ten (10) installments consisting of (i) an installment in the amount of $500,000 on May 30, 2001, (ii) eight (8) consecutive quarterly installments, on the last day of each of January, April, July and October commencing on July 31, 2001, each in an amount equal to $500,000, and (iii) a final quarterly installment on July 31, 2003, in the amount equal to $13.1 million; provided, however, that the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of the Term Loan A."

                  3. ADDITIONAL COVENANTS. Section 7.01 of the Financing Agreement is hereby amended to add the following new covenants:

                           "(v) CONSULTANT. On or before May 1, 2001, the Borrowers and the Guarantors shall retain, and shall continue at all times thereafter the retention of, a consultant acceptable to the Agents and the Lenders (a "Consultant"), to assist the Borrowers and


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         the Guarantors in exploring strategic alternatives, including, without limitation, a sale, merger or other combination of all or a portion of the Loan Parties' assets and/or additional debt and/or equity financing. The scope of such retention, the duties of the Consultant and all other terms of such retention shall be set forth in a written agreement, which shall be in form and substance acceptable to the Agents and the Lenders. The Borrowers and the Guarantors shall provide the Consultant with all assistance and cooperation necessary to fully perform its duties under such retention agreement, and the Borrowers and the Guarantors shall make the Consultant available to the Agents and the Lenders to discuss the Consultant's findings and recommendations upon the Agents' reasonable request."

                           "(w) FINANCIAL REVIEW. On or before May 15, 2001, the Borrowers and the Guarantors shall make available to the Agents, the Lenders and/or their agents the business plan, financial projections and reports of the cash flow needs of the Borrowers and the Guarantors in compliance with Section 7.01(a)(vii) of the Financing Agreement and otherwise acceptable to the Agents, and make their senior officers available to discuss the same with the Agents, the Lenders and/or their agents. The Borrowers shall pay for all costs and expenses of the Agent, the Lenders and their agents in connection with such review."

                  4. FIXED CHARGE COVERAGE. The first sentence of Section 7.03(a) of the Financing Agreement is hereby amended in its entirety to read as follows:

                           "FIXED CHARGE COVERAGE. Permit the Fixed Charge Coverage Ratio as of the end of each fiscal quarter set forth below to be less than the applicable ratio set forth below:"

                  5. CONDITIONS. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Amendment Effective Date"):

                           (a) REPRESENTATIONS AND WARRANTIES; NO EVENT OF
DEFAULT. The representations and warranties contained herein, in Section 6.01 of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to the Agents and the Lenders pursuant hereto or thereto on or prior to the Amendment Effective Date shall be correct on and as of the Amendment Effective Date as though made on and as of such date; and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

                           (b) DELIVERY OF DOCUMENTS. The Collateral Agent shall
have received on or before the Amendment Effective Date, counterparts of this Amendment, duly executed by the Borrowers, the Guarantors, the Agents and the Lenders.

                           (c) PROCEEDINGS. All proceedings in connection with
the transactions contemplated by this Amendment, and all documents incidental hereto, shall be satisfactory to the Collateral Agent and its counsel.



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                  6. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers and
the Guarantors represents and warrants as follows:

                           (a) Each Borrower and Guarantor (i) is a corporation
or limited liability company, as the case may be, duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Financing Agreement, as amended hereby.

                           (b) The execution, delivery and performance by each
Borrower and Guarantor of this Amendment and the performance by each Borrower and Guarantor of the Financing Agreement, as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under any such Person's organizational documents or any applicable law or any contractual restriction binding or otherwise affecting any such Person or any of such Person's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien upon or with respect to any of such Person's property.

                           (c) No authorization or approval or other action by,
and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with (i) the due execution, delivery and performance by each Borrower and Guarantor of this Amendment and (ii) the performance by each Borrower and Guarantor of the Financing Agreement, as amended hereby.

                           (d) Each of this Amendment and the Financing
Agreement, as amended hereby, is a legal, valid and binding obligation of each Borrower and Guarantor, enforceable against each such Person in accordance with the terms thereof.

                           (e) The representations and warranties contained in
Article VI of the Financing Agreement are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date, and no Default or Event of Default has occurred and is continuing on and as of the Amendment Effective Date or will result from this Amendment becoming effective in accordance with its terms.

                  7. CONTINUED EFFECTIVENESS OF THE FINANCING AGREEMENT. (a) Each of the Borrowers and the Guarantors hereby confirms and agrees that (i) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) to the extent any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a Lien on any collateral as security for the Obligations of the Borrowers or the Guarantors from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.



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                           (b) Each of the Borrowers and the Guarantors confirm
and agrees that this Amendment shall constitute a Loan Document under the Financing Agreement and further confirms and agrees that any material misstatement or material omission of a representation or warranty contained herein and any failure to perform or comply with any covenant or agreement contained herein shall constitute an Event of Default under the Financing Agreement.

                  8. MISCELLANEOUS. (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                           (b) Section and paragraph headings herein are
included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                           (c) This Amendment shall be governed by, and
construed in accordance with, the laws of the State of New York.

                           (d) The Borrowers will pay on demand all reasonable
fees, costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and all documents incidental hereto, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agents.



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                BORROWERS:

                                OUTSOURCE INTERNATIONAL, INC.


                                By:  /s/ Garry Meier
                                     ------------------------------------------
                                      Name:     Garry Meier
                                      Title:    President


                                OUTSOURCE INTERNATIONAL OF AMERICA, INC.

                                By:  /s/ Garry Meier
                                     ------------------------------------------
                                      Name:     Garry Meier
                                      Title:    President


                                OUTSOURCE FRANCHISING, INC.

                                By:  /s/ Garry Meier
                                     ------------------------------------------
                                      Name:     Garry Meier
                                      Title:    President


                                GUARDIAN EMPLOYER EAST, LLC

                                By:  /s/ Garry Meier
                                     ------------------------------------------
                                      Name:     Garry Meier
                                      Title:    Manager


                                GUARDIAN EMPLOYER WEST, LLC

                                By:  /s/ Garry Meier
                                     ------------------------------------------
                                      Name:     Garry Meier
                                      Title:    Manager



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                              GUARANTORS:

                              CAPITAL STAFFING FUND, INC.


                              By:  /s/ Garry Meier
                                   --------------------------------------------
                                    Name:     Garry Meier
                                    Title:    President

                              SYNADYNE II, INC.


                              By:  /s/ Garry Meier
                                   --------------------------------------------
                                    Name:     Garry Meier
                                    Title:    President

                              SYNADYNE III, INC.


                              By:  /s/ Garry Meier
                                   --------------------------------------------
                                    Name:     Garry Meier
                                    Title:    President

                              SYNADYNE IV, INC.


                              By:  /s/ Garry Meier
                                   --------------------------------------------
                                    Name:     Garry Meier
                                    Title:    President

                              SYNADYNE V, INC.


                              By:  /s/ Garry Meier
                                   --------------------------------------------
                                    Name:     Garry Meier
                                    Title:    President

                              EMPLOYMENT CONSULTANTS, INC.



                              By:  /s/ Garry Meier
                                   --------------------------------------------
                                    Name:     Garry Meier
                                    Title:    President

                              X-TRA HELP, INC.


                              By:  /s/ Garry Meier
                                   --------------------------------------------
                                    Name:     Garry Meier
                                    Title:    President

                              CO-STAFF, INC.


                              By:  /s/ Garry Meier
                                   --------------------------------------------
                                    Name:     Garry Meier
                                    Title:    President




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                           COLLATERAL AGENT AND LENDER:

                           ABLECO FINANCE LLC


                           By:  /s/ Kevin Genda
                                -----------------------------------------------
                                 Name:  Kevin Genda
                                 Title: Senior Vice President


                           ADMINISTRATIVE AGENT AND LENDER:

                           THE CIT GROUP/BUSINESS CREDIT, INC.


                           By:  /s/ Mark Porter
                                -----------------------------------------------
                                 Name:  Mark Porter
                                 Title: Vice President


                           LENDERS:


                           A2 FUNDING LP

                           By:  A2 Fund Management LLC,
                                  its General Partner


                           By:  /s/ Mark Neporent
                                -----------------------------------------------
                                 Name:  Mark Neporent
                                 Title: Vice President

                           ABLECO HOLDING LLC


                           By:  /s/ Kevin Genda
                                -----------------------------------------------
                                 Name:  Kevin Genda
                                 Title: Attorney-in-Fact




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